UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014 (November 26, 2014)

SURGE COMPONENTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27688	11-2602030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 East Jefryn Blvd., Deer Park, New York	11729
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 595-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07.           Submission of Matters to a Vote of Security Holders.

                On November 26, 2014, Surge Components, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders. At the meeting, stockholders (i) re-elected Lawrence Chariton and Gary Jacobs as Class C directors of the Company, (ii) approved the compensation of the Company’s named executive officers, (iii) selected one year as the rate of frequency of the holding of an advisory vote on executive compensation and (iv) ratified the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2014.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Election of Directors

Lawrence Chariton and Gary Jacobs were elected to serve as Class C directors of the Company until the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified or until their earlier resignation or removal. The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Lawrence Chariton	4,144,338	417,413	2,713,411
Gary Jacobs	4,160,338	401,413	2,713,411

Proposal No. 2 – Advisory vote regarding the approval of compensation paid to named executive officers

The compensation of the Company’s named executive officers was approved, on an advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,422,691	2,121,116	17,944	2,713,411

Proposal No. 3 – Advisory vote regarding the frequency of stockholder advisory votes on executive compensation

The Company’s stockholders selected one year as the rate of frequency of the holding of an advisory vote on executive compensation. The voting results were as follows:

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
2,138,444	29,182	2,389,746	4,379	2,713,411

The Company has determined, in light of and consistent with the advisory vote of the Company’s stockholders as to the preferred frequency of stockholder advisory votes on executive compensation, to include a stockholder advisory vote on executive compensation in its annual meeting proxy materials every year until the next advisory vote regarding the frequency of stockholder advisory votes on executive compensation.

Proposal No. 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2014 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions
6,850,333	66,131	358,698

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE COMPONENTS, INC.

Date: December 2, 2014	By:	/s/ Ira Levy
Name: Ira Levy
Title: Chief Executive Officer

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